UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

7508921 Canada Inc.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 27, 2010, Carl C. Icahn issued a press release. It is attached hereto as Exhibit 1 and is incorporated herein.

ON APRIL 20, 2010, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION BY CARL C. ICAHN, BRETT ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC. AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AT ITS SPECIAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS THEREIN. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AND IS AVAILABLE AT NO CHARGE AT WWW.DFKING.COM/LIONSGATE, AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT 1-800-290-6427.

EXHIBIT 1

FOR IMMEDIATE RELEASE

CANADIAN AUTHORITIES INVALIDATE LIONS GATE’S POISON PILL

New York, New York, April 27, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn today announced that the British Columbia Securities Commission (BCSC), the independent provincial government agency responsible for regulating securities trading in British Columbia, has issued a “cease trade order” with respect to the Poison Pill adopted by Lions Gate’s board of directors, effectively eradicating the Pill and restoring to shareholders the right to decide for themselves – without interference from the Board – whether they wish to participate in the Icahn Group’s tender offer.

Carl C. Icahn reacted to the BCSC’s decision by commenting: “I am gratified to see that – consistent with its vision to play a leading role in securities regulation that inspires investor confidence and supports fair, efficient, and innovative Canadian capital markets – the BCSC agreed with our view that Lions Gate shareholders should have the right to decide for themselves whether they wish to sell their shares in our tender offer. We commend the Commission for its thoughtful consideration and resolution of this important issue.”

The Icahn Group’s offer to purchase up to all of the outstanding common shares of Lions Gate for $7.00 per share in cash is open for acceptance until 8:00 p.m., New York City time, on April 30, 2010, unless extended or withdrawn. The complete terms and conditions of the tender offer are set forth in the Offer to Purchase dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010 and the Notice of Variation and Change in Information dated April 16, 2010.

Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 1, 2010, AS AMENDED BY THE NOTICE OF VARIATION AND EXTENSION DATED MARCH 19, 2010 AND THE NOTICE OF VARIATION AND CHANGE IN INFORMATION DATED APRIL 16, 2010 THAT THE ICAHN GROUP DISTRIBUTED TO HOLDERS OF COMMON SHARES AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION AND THE NOTICE OF VARIATION AND CHANGE IN INFORMATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED SCHEDULE TO, THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION, THE NOTICE OF VARIATION AND CHANGE IN INFORMATION AND OTHER DOCUMENTS THAT THE ICAHN GROUP WILL BE FILING (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

ON APRIL 20, 2010, CARL C. ICAHN AND HIS AFFILIATES FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) AT ITS SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MAY 4, 2010. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS THEREIN. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF LIONS GATE AND IS AVAILABLE AT NO CHARGE AT WWW.DFKING.COM/LIONSGATE, AT THE SEC’S WEB SITE AT WWW.SEC.GOV, AND ON SEDAR AT WWW.SEDAR.COM, OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT 1-800-290-6427.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS ANNUAL GENERAL MEETING, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS

OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULES TO FILED WITH THE SEC AND ON SEDAR ON MARCH 19, 2010 AND APRIL 16, 2010.